 Exhibit 10.3

SECOND AMENDMENT
TO LOAN AND SECURITY AGREEMENT

This Second Amendment to Loan and Security Agreement (this "Amendment") is entered into as of January 28, 2004, by and between COMERICA BANK, successor by merger to Comerica Bank-California ("Bank"), and TCI SOLUTIONS, INC. ("Borrower").

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of August 6, 2002, as amended from time to time , including by that certain First Amendment to Loan and Security Agreement dated as of August 5, 2003 (collectively, the "Agreement"). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

    The following defined terms in Section 1.1 of the Agreement hereby are amended or restated as follows:

    "Revolving Maturity Date" means February 29, 2004.

    Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.
    Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

    As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

      this Amendment, duly executed by Borrower;
      all Bank Expenses incurred through the date of this Amendment, which shall be due and payable and nonrefundable on the date hereof, and which may be debited from any of Borrower's accounts ; and
      such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.
    This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

TCI SOLUTIONS, INC.

By: _________________________________

Title: _________________________________

COMERICA BANK

By: _________________________________

Title: ________________________________